UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955
Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

STEWART CAPITAL MID CAP FUND

SEMI-ANNUAL REPORT 6•30•16

Table of Contents

Letter to Shareholders	1
Expense Example	10
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Additional Information	24
Privacy Notice	25

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

After graduating from college, I lived near Minneapolis for several years. Minneapolis winters can be extremely cold, and this causes an interesting phenomenon. A person can toss boiling water into the dry, cold air and see it turn instantly – poof – into vapor. I am reminded of this when I consider what is happening in today’s interest rate environment. The conditions are extreme.

Although interest rates in the United States are not negative. . .yet, we are seeing negative rates around the world. It might seem that negative rates offer a great opportunity to borrow money while being paid by the lender; but they actually create perverse incentives.

For example, if one invests in a bond yielding negative one-half of one percent annually and if inflation is one-half of one percent, the real rate of return will be negative one percent per year. The investment will lose one-percent of value each year over the term of the bond – guaranteed. This is not a good investment in my book.

Negative rates debase business values. Financial calculators cannot compute a discounted present value using a negative rate because the resulting value quickly goes to infinity. Any purchase price for an asset can be justified if the present value is infinity, but this is not a rational outcome.

As more countries around the world are facing deeper negative rate monetary policies, the negative policies are not having the desired effect. Although negative rates punish savers, they have not spurred spending. Instead, savers are continuing to hold onto savings because they prefer the certainty of losing value drip by drip rather than risk spending the money and having no resources if things really get bad.

Central banks around the world have pulled negative monetary policy from their tool bags hoping it will stimulate growth. Since the Great Recession of 2007 through 2009, global growth has been at a crawl; and lowering rates is intended to kick-start the world’s economies. Unfortunately, economic conditions have reached the point where lower rates no longer provide better or faster growth. This is because the speed at which money changes hands, the velocity, is slowing instead of increasing.

According to the Federal Reserve Bank of St. Louis, velocity is the frequency at which one unit of currency is used to purchase domestically produced goods and services within a time period – the number of times a dollar is spent to purchase goods and services during a unit of time. The more times the dollar is spent, the higher the velocity. However, if people hold onto their money instead of spending it, the velocity of money declines.

The pattern in the graph on the next page deepened my appreciation for the significance of the velocity issue. The graph charts velocity for a category of money identified as M2 – cash, checking deposits, savings deposits, other time deposits and money market mutual funds – from the beginning of 1959 through January 2016.

I understood velocity had declined, but I was startled by the extreme levels indicated on the graph. I was shocked by the illustration of both the level to which velocity had climbed in the later years of the last century and the depth to which it has fallen. . .thus far.

2

As the graph shows, between 1959 and approximately 1990, the velocity of money had been between 1.65 and 1.95 and fairly stable. The mean velocity during that time was 1.766. This is indicated by the graph’s gray line. Using this period as the base, the 1997 peak at 2.21 was in excess of six standard deviations from the mean – marked by the upper dashed line. The probability of an event that is six standard deviations from the mean occurring is so unlikely that it generally is considered impossible. The current level of velocity of money is so low that it is approaching six standard deviations from the mean on the downside – marked by the lower dashed line. Not only is velocity slowing, it is slowing to a level well outside of the bounds of historical context.

Velocity can either magnify or blunt the impact of monetary policy. In a normal interest rate environment and in a normally operating economy, reducing interest rates helps the economy to gain steam. Lower rates reduce the amounts people spend on interest and provide additional dollars to spend. Spending has a multiplier effect so that one dollar of additional spending by one person creates more than one dollar of additional spending in the economy. This helps to move the economy forward and, as demand increases to above available supply, inflation results. An increase to velocity accelerates the spending increase and can magnify the resulting inflation.

In the current environment, as central banks work to increase inflation using normal tools of monetary policy – such as reducing interest rates, people have been using the extra dollars to pay down debt or to increase savings. According to the Federal Reserve Bank of St. Louis, the personal savings rate has increased to 5.3% since its lowest rate of 1.9% in July 2005. This means money is changing hands more slowly. The low velocity acts to dampen inflationary effects of monetary policy – in the United States and around the world. Much like extreme cold acts to vaporize boiling water, extreme lows in velocity effectively vaporize the impact of easy monetary policy.

The Economy

The US Economy has entered its 85th month of expansion. According to the National Bureau of Economic Research, this is the fourth longest expansion on record. However, the expansion has been anemic by any measure. In his July 18, 2016 article, The Age of No Returns, (mauldineeconomics.com), John Mauldin notes the average Gross Domestic Product (GDP) grew 4.3% during periods of recovery since 1950. The current recovery has averaged 2.1% annualized growth – less than half the post-1950 experience. While the level of growth is anemic, our bigger concern is the lack of effective policy tools to respond to the economy’s inevitable fall into recession.

3

At the end of 2015, the United States Federal Reserve hiked its funds rate for the first time in more than a decade and suggested more increases were imminent. We have been vindicated in our belief that additional rate hikes were unwarranted. While we continue to believe additional hikes are not needed, we share the general concern that this leaves very little the Federal Reserve will be able to do with rates when the economy finally succumbs to the aging expansion and slips into recession.

Second quarter GDP growth is likely to have been considerably better than the anemic 1.1% rate of the first quarter. According to Bloomberg Professional, a survey of economists predicts the growth rate to be 2.6%. It is likely that expectations will shift again toward the next hike in interest rates by the Federal Open Market Committee (FOMC). We continue to believe such action, if any, will occur only once more in 2016. In our mind, because inflation is not a problem, a rate hike is not needed.

The Markets

Domestic equity markets started the year in a huge funk as concerns about the economy and interest rates pushed returns well into negative territory by the second week of February. Since that time, markets have generally worked their way higher. The only pauses have been a rest from mid-April to Memorial Day weekend and a short, ferocious move downward following the vote to exit the European Union (Brexit) in England.

When we considered potential returns for calendar year 2016, we were hard pressed to find rationale for higher markets by year-end. As I wrote in my 2015 year-end commentary, there are three inputs to asset valuation: the cash flows generated, the interest rate used to discount the cash flow and the risk premium to adjust for the asset’s riskiness. Expectations for earnings – and cash flow – are heading down; and those for interest rates are heading up. Global risks are more likely to increase than to decrease. Everything we saw pointed to lower values – and lower prices – by year-end 2016. We did not predict the increased global turmoil – including Brexit and economic conditions driving interest rates down, but this is what happened.

Earnings multiples on domestic indices have expanded from levels in the mid-teens to levels in the upper teens and lower twenties. Although these do not represent the extreme overvaluation reached during the late 1990s, prices are extended. Any small move downward in earnings and/or upward in rates could cause outsized downward reaction in price. We believe the markets have entered dangerous territory.

Domestic equities ended the first half of 2016 largely in positive territory. The Russell Midcap® Value Index and the S&P MidCap 400® Index led the way by rising 8.87% and 7.93%, respectively. Large cap stocks as represented by the Dow Jones Industrial Average Index and the S&P 500® Index are next, increasing 4.31% and 3.84%, respectively. As represented by the Russell 2000® Index, small cap stocks showed the smallest positive returns – growing a modest 2.22%. The NASDAQ Composite Index slipped 2.66%; and international stocks, represented by the MSCI EAFE Index, suffered the most, sliding 4.42%.

4

In this environment of low interest rates, investors – especially those looking for income – are chasing yield. This has made equity assets with income characteristics the biggest winners. As reported by Morningstar®, stable dividend paying stocks in sectors like utilities and consumer staples showed solid double-digit returns. Consumer staples stocks returned between 10.46% and 14.6% – depending on market capitalization, and utilities provided 20%-plus returns across the market cap spectrum. For the other market sectors, leaders and laggards were not consistent across market capitalization.

Outlook

As downbeat as we have been, we are even more concerned now about market returns. First half market returns without fundamental rationale, geopolitical tensions, troubling negative political rhetoric from both major parties as the United States presidential election cycle gets into full swing, and aging of the economic expansion all create angst as we look toward year-end 2016 and beyond.

Corporate profits are expected to suffer through a third successive quarter of year over year decline. Some industries, notably energy, are starting to stabilize; but this isn’t enough to generate solid, broad- based profit growth. Good news may continue to inch stock market returns into record territory as investors continue to parse data to get a better read on market direction, but new record highs don’t necessarily translate into attractive returns.

Given the age of the current expansion, we will not be surprised by an economic backslide. Unfortunately, the low interest rate environment may influence contraction more than growth. However, we don’t believe it makes much sense to raise rates so they can be lowered if recession occurs.

Markets will be pressured to show any forward momentum through year-end 2016. In our best-case scenario, equity market returns for the second half of the year will be flat, resulting in single digit returns for the full year. This will depend in large part on whether investors will become concerned enough to seek the safety of cash.

Our strategy does not change. We continue to look for good companies that can be purchased at good prices. The current market is not so discriminating, and we believe that now more than ever it is important to pay attention to price. The amount paid for future revenues will determine just how attractive long-term returns will be. We do not intend to spend our clients’ hard-earned assets indiscriminately, and we are not willing to overspend simply to participate in short-term market results.

We do not believe in putting investors’ money at risk by chasing short-term fads. We believe in selecting investments with discipline and for the opportunity to produce long-term success. We attempt to steer clear of obvious pitfalls as we strive to be aware of, and to be compensated for, the risks we take. Also, we seek opportunities we believe others have overlooked and/or have misunderstood. Understanding the issues that impact business values allows us to continue to invest in the face of difficult and/or expensive markets.

5

Fund Performance

The Stewart Capital Mid Cap Fund declined 2.23% for the six months ended June 30, 2016, underperforming both the Russell Midcap® Value Index, which rose 8.87% and the S&P MidCap 400® Index, which gained 7.93%. Stock price difficulties were fairly broad-based across the businesses we own. Stocks we own do not have the same characteristics as those currently in favor – our decision – making does not emphasize current income.

In my first letter to shareholders written in July 2007 and in every Chairman’s letter written since then, I state that we seek to invest in good companies at good prices. We refer to this as business perspective investing. When we invest in shares of a company, we want to think like business owners investing in the entire business. To do this, we try to build an understanding of the ability of that business to generate free cash flow, the size of cash flow in relation to the capital invested, and the speed at which cash flow is likely to grow. We do not focus on dividend yield, book value and earnings ratios because these are not meaningful in determining the underlying value of a business. We seek an acceptable return on our investment through the successful operation of the business. This should translate to an acceptable increase in the market price over the long term.

In today’s market, finding companies with the potential to earn an acceptable return is challenging because today’s market is not using normal assumptions for interest rates or for risk and return.

Currently, investors seem to be less concerned than normal about business value. This problem is compounded by the extreme lows in interest rates.

I am reminded of the markets between 1998 and early 2000, when investors clamored into technology stocks with seemingly no concern for the business value. Those of us who limited our technology exposure significantly underperformed the market, and our intelligence was called into question. Ultimately, those who maintained a value discipline were rewarded and respect was regained. Eventually, long-term market price returns more closely reflected the value of the underlying businesses – just as our experience had taught us to expect.

Again, today, investors holding true to business valuation principles seem to be paying for our steadfastness with underperformance. Again, today, some seem to question our intelligence. While, we cannot promise the pattern of the beginning of this century will repeat itself, our return expectations for the current market are not compelling. Market prices will need to come down before we are likely to believe that investing in even very good companies will offer acceptable returns.

The year 2016 started well for the Fund on a relative basis as the market went through a swoon. Unfortunately, in March, the price of j2 Global, Inc. was driven down by a short seller’s criticism. The same short seller had been critical of the company in the mid-2000s, and J2 continued to execute successfully. Once again, we believe the short seller is wrong about the company.

We went from overweight to underweight in energy stocks during the first half of the year, but the company we retained from that sector, HollyFrontier Corporation, underperformed significantly. The company’s stock price suffered due to narrowing spreads on the profit a refinery is expected to make from cracking crude oil into products such as gasoline (crack spreads) and to lower amounts of oil put through the refinery each day (throughput).

6

Our consumer discretionary investments were led by LifeLock, Inc., which was up through the end of June. That positive result was offset by results for GameStop Corp., and Polaris Industries Inc., which suffered revenue softness and declined.

Within financial services, a gain in a relatively new investment, Vantiv, Inc., was offset by a decline of nearly the same amount by AmTrust Financial Services, Inc. In general, the low rate environment is not conducive to growing cash flows in financial companies. We also are concerned that many such companies will be upside-down with their balance sheets once rates start to rise. In a rising rate environment, when shorter-term deposits re-price faster than longer term loans, expenses will rise faster than revenues.

The industrial sector was the lone bright spot. The biggest gainers among our industrial names were Kirby Corporation, a tank barge company, and Tetra Tech, Inc., an engineering and consulting company specializing in water resources.

Our telecommunications companies had particular difficulties. In addition to the j2 run-in with the short seller, excess Apple® iPhone inventory impacted Skyworks Solutions, Inc., a big supplier. We believe Skyworks’ growth prospects exceed those for smartphone growth, and we expect our investment to earn sufficient returns to justify our patience.

Most of our technology names performed reasonably well, and F5 Networks, Inc. was one of our best performing names year to date. However, two holdings, Western Digital Corporation and Blackhawk Network Holdings, Inc., caused this sector to disappoint. Blackhawk, which connects buyers and sellers of gift cards, was caught by difficulties in the transition to chip cards for debit and credit card payments. The amount of leverage required to make the recent acquisition of SanDisk Corporation by Western Digital created market concerns. We feel the combination creates compelling synergies, and the combined cash flows provide the ability quickly to pay down the leverage.

As previously noted, it has been difficult to find investments with return potentials that are acceptable to us, and our trading activity has been relatively quiet the first six months of the year.

In late 2015, AGL Resources Inc. announced its intent to be acquired by Southern Company in an all cash transaction. We opted to hold onto AGL well into this year for the merger arbitrage opportunity. In May, AGL traded above the merger price; and we elected to sell the stock before the merger was complete.

Also, in May, we added shares of PRA Group, Inc., a company that purchases non-performing consumer debts for pennies on the dollar. Unlike most of its competitors, PRA works to collect on the non-performing loans until ultimate resolution – full collection or bankruptcy of the borrower. Currently, consumer default rates are significantly below normal levels; and the Consumer Financial Protection Bureau (CFPB) is attempting to change the rules; but we believe these are temporary issues.

We also added shares of Huron Consulting Group Inc., a company that specializes in education and health care – two areas that historically have been rife with inefficiencies.

7

Strategy Overview

Our strategy does not change. We continue to look for good companies that can be purchased at good prices. The current market is not so discriminating, and we believe that now more than ever it is important to pay attention to price. The amount paid for future revenues will determine just how attractive long-term returns will be. We do not intend to spend our shareholders’ hard-earned assets indiscriminately, and we are not willing to overspend simply to participate in short-term market results.

We do not believe in putting investors’ money at risk by chasing short-term fads. We believe in selecting investments with discipline and for the opportunity to produce long-term success. We attempt to steer clear of obvious pitfalls as we strive to be aware of, and to be compensated for, the risks we take. Also, we seek opportunities we believe others have overlooked and/or have misunderstood. Understanding the issues that impact business values allows us to continue to invest in the face of difficult and/or expensive markets.

Thank you, for your continued confidence. As always, we will strive to meet your investment needs. I welcome any questions you may have. I can be reached at 877.420.4440 or at stewartcap@umb.com.

We lost a wonderful man in mid-July. Gayland Cook, a trustee of the Stewart Capital Series Trust and of this Fund, passed away suddenly and unexpectedly on Tuesday, July 19. We will miss his wise counsel and insight. Those who were fortunate to meet and know Gayland were fortunate to know a passionate, humble person. I was fortunate to have known him for nearly 10 years, yet that did not seem nearly long enough.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Funds
June 2016

8

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

Past performance is not predictive of future results. Please refer to the performance chart on the following pages for additional information. The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. The indexes discussed are unmanaged and are meant to reflect the performance of certain market segments. It is not possible to invest directly in an index.

9

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment (Unaudited)

Average Annual Total Returns For The Periods Ended June 30, 2016	One Year	Three Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund	(10.59)%	6.07%	7.26%	6.84%
S&P Midcap 400® Index	1.33%	10.53%	10.55%	8.38%
Russell Midcap® Value Index	3.25%	11.00%	11.70%	6.90%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

The line graph shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. To request performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 1.37%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

10

Expense Example For the six months ended June 30, 2016 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 1/1/16	Ending account value 6/30/16	Expenses paid during period 1/1/16-6/30/16[1]
Actual	$1,000.00	$977.70	$5.90
Hypothetical (5% return before expenses)	1,000.00	1,019.03	6.03

[1]	Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 182/366 (to reflect the one-half year period).

11

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2016 (Unaudited)

COMMON STOCKS 92.2%	Shares	Value
Capital Goods 12.5%
AECOM *	123,294	$3,917,050
EMCOR Group, Inc.	79,488	3,915,579
Triumph Group, Inc.	58,742	2,085,341
		9,917,970
Commercial & Professional Services 6.9%
Huron Consulting Group, Inc. *	36,194	2,186,842
Tetra Tech, Inc.	105,438	3,241,691
		5,428,533
Consumer Durables & Apparel 2.5%
Polaris Industries, Inc.	24,511	2,004,019
		2,004,019
Consumer Services 5.5%
LifeLock, Inc. *	276,714	4,374,848
		4,374,848
Diversified Financials 5.9%
Federated Investors, Inc. - Cl. B	45,686	1,314,843
PRA Group, Inc. *	138,826	3,351,260
		4,666,103
Energy 1.4%
HollyFrontier Corp.	44,853	1,066,156
		1,066,156
Health Care Equipment & Services 1.7%
Masimo Corp. *	26,320	1,382,195
		1,382,195
Insurance 3.5%
AmTrust Financial Services, Inc.	112,758	2,762,571
		2,762,571
Materials 4.4%
CF Industries Holdings, Inc.	59,839	1,442,120
FMC Corp.	43,472	2,013,188
		3,455,308

See Notes to Financial Statements.

12

Schedule of Investments (continued) (Unaudited)

COMMON STOCKS 92.2% (CONTINUED)	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences 5.2%
Myriad Genetics, Inc. *	66,924	$2,047,875
PAREXEL International Corp. *	33,157	2,084,912
		4,132,787
Retailing 6.1%
American Eagle Outfitters, Inc.	132,501	2,110,741
GameStop Corp. - Cl. A	102,775	2,731,759
		4,842,500
Software & Services 13.1%
Blackhawk Network Holdings, Inc. *	76,414	2,559,105
NeuStar, Inc. - Cl. A *	129,895	3,053,831
Vantiv, Inc. *	39,460	2,233,436
Web.com Group, Inc. *	141,109	2,565,362
		10,411,734
Technology Hardware & Equipment 14.7%
F5 Networks, Inc. *	31,509	3,586,984
Flextronics International Ltd. *	243,101	2,868,592
Tech Data Corp. *	26,215	1,883,548
Western Digital Corp.	70,699	3,341,235
		11,680,359
Telecommunication Services 6.0%
j2 Global, Inc.	35,966	2,271,972
Skyworks Solutions, Inc.	39,482	2,498,421
		4,770,393
Transportation 2.8%
Kirby Corp. *	35,960	2,243,544
		2,243,544

Total Common Stocks (Cost $66,745,250)		73,139,020

See Notes to Financial Statements.

13

Schedule of Investments (continued) (Unaudited)

LIMITED PARTNERSHIP INTEREST 4.3%	Shares	Value
Materials 4.3%
Terra Nitrogen Co., LP	32,405	$3,388,591
Total Limited Partnership Interest (Cost $4,131,125)		3,388,591

SHORT TERM INVESTMENT 2.6%
Federated Prime Obligations Fund, 0.42% **	2,048,737	2,048,737
Total Short Term Investment (Cost $2,048,737)		2,048,737

Total Investments 99.1% (Cost $72,925,112)		78,576,348
Assets In Excess of Other Liabilities 0.9%		700,262
Net Assets 100.0%		$79,276,610

*	Non-income producing

**	Represents 7-day effective yield as of June 30, 2016.

Sector Breakdown(1) June 30, 2016 (Unaudited)
(based on total investments)

(1)

Sector weightings represent the percentage of the Fund’s investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities 6/30/16 (Unaudited)

Assets:
Investments at value (cost $72,925,112)	$78,576,348
Receivable for fund shares sold	22,361
Receivable for investments sold	754,945
Dividends and interest receivable	60,191
Prepaid expenses	31,197
Total assets	79,445,042

Liabilities:
Due to investment adviser (See Note 4)	33,131
Payable for investments purchased	52,986
Payable for fund shares redeemed	33,152
Accrued audit fees	8,702
Accrued administration expense (See Note 5)	4,325
Accrued shareholder servicing fees	7,519
Accrued 12b-1 fees (See Note 4)	14,924
Accrued custodian expense	3,228
Accrued printing expense	9,890
Other payables	575
Total liabilities	168,432
Net Assets	$79,276,610

Net Assets Consist of:
Capital Stock	$74,481,983
Accumulated net investment income	122,459
Accumulated net realized losses	(979,068)
Net unrealized appreciation on investments	5,651,236
Total Net Assets	$79,276,610

The Pricing of Shares:
Net asset value, offering and redemption price per share
($79,276,610 divided by 5,640,574 shares outstanding, no par value, unlimited shares authorized)	$14.05

See Notes to Financial Statements.

15

Statement of Operations Six month period ended 6/30/16 (Unaudited)

Investment Income:
Dividend income	$604,760
Interest income	6,391
Total Investment Income	611,151

Expenses:
Investment advisory fees (See Note 4)	285,070
12b-1 fees (See Note 4)	101,811
Administration and accounting fees (See Note 5)	26,471
Professional fees	25,394
Shareholder servicing fees	22,761
CCO fees	17,901
Trustees' fees (See Note 8)	17,901
Federal and state registration fees	15,386
Reports to shareholders	11,106
Insurance expense	9,920
Custody fees	9,880
Miscellaneous costs	7,498
Total expenses before waivers	551,099
Expense waivers (See Note 4)	(62,407)
Net Expenses	488,692
Net Investment Income	122,459

Realized and Unrealized Gain (Loss) on investments:
Net realized gain on investments	2,814,180
Change in net unrealized depreciation on investments	(5,826,632)
Net realized & unrealized loss on investments	(3,012,452)
Net Decrease in Net Assets Resulting From Operations	$(2,889,993)

See Notes to Financial Statements.

16

Statements of Changes in Net Assets

	Six month period Ended 6/30/16 (Unaudited)	Year Ended 12/31/15
Operations:
Net investment income	$122,459	$184,678
Net realized gain on investments	2,814,180	69,520
Change in unrealized depreciation on investments	(5,826,632)	(5,177,567)
Net decrease in net assets resulting from operations	(2,889,993)	(4,923,369)

Distributions Paid From:
Net realized gains	—	(5,691,765)
Total distributions	—	(5,691,765)

Capital Share Transactions:
Proceeds from shares sold	5,340,083	23,281,167
Proceeds from reinvestment of distributions	—	4,322,166
	5,340,083	27,603,333
Payments for shares redeemed	(16,040,043)	(19,540,566)
Net increase (decrease) from capital share transactions	(10,699,960)	8,062,767

Total Decrease in Net Assets	(13,589,953)	(2,552,367)

Net Assets:
Beginning of period	92,866,563	95,418,930
End of period (including undistributed net investment income of $122,459 and $0, respectively)	$79,276,610	$92,866,563

Transactions in Shares:
Shares sold	390,552	1,431,340
Issued in reinvestment of distributions	—	297,465
Shares redeemed	(1,213,206)	(1,211,623)
Net increase (decrease)	(822,654)	517,182

See Notes to Financial Statements.

17

Financial Highlights

For a Fund share outstanding throughout each period	Six month period Ended 6/30/16 (Unaudited)		Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$14.37		$16.05	$15.53	$12.94	$11.59	$11.83

Income from investment operations:
Net investment income	0.02		0.03	0.04	0.02	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.34)		(0.79)	1.82	3.30	1.78	(0.11)
Total from investment operations	(0.32)		(0.76)	1.86	3.32	1.85	(0.07)

Less distributions:
From net investment income	—		—	(0.01)	—	(0.08)	—
From net realized gains	—		(0.92)	(1.33)	(0.73)	(0.42)	(0.17)
Total distributions	—		(0.92)	(1.34)	(0.73)	(0.50)	(0.17)
Net asset value, end of period	$14.05		$14.37	$16.05	$15.53	$12.94	$11.59

Total Return	(2.23	)%**	(4.79)%	11.94%	25.68%	16.08%	(0.62)%

Supplemental data and ratios:
Net assets, end of period (000s)	$79,277		$92,867	$95,419	$66,084	$38,819	$28,968
Ratio of net expenses to average net assets	1.20	%*	1.20%	1.20%	1.28%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.35	%*	1.36%	1.41%	1.55%	1.81%	1.95%
Ratio of net investment income to average net assets	0.30	%*	0.19%	0.34%	0.16%	0.60%	0.39%
Ratio of net investment income (loss) before waivers to average net assets	0.15	%*	0.03%	0.13%	(0.11)%	0.29%	(0.06)%
Portfolio turnover rate	10.24	%**	34.13%	35.81%	35.48%	26.40%	31.97%

*	Annualized.

**	Not annualized.

See Notes to Financial Statements.

18

Notes to Financial Statements June 30, 2016 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business on December 29, 2006.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term investments may be valued using amortized cost, which approximates fair value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

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GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

In May 2015, the Financial Accounting Standards Board (the “FASB) issued Accounting Standard Update (“ASU”) No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Unit (or Its Equivalent) for interim and annual reporting periods beginning after December 15, 2015. The update eliminates the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requires the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. Management has reviewed the requirements, and as of June 30, 2016 there were not any investments valued using practical expedient.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$73,139,020	$—	$—	$73,139,020
Limited Partnership Interest*	3,388,591	—	—	3,388,591
Short Term Investment	2,048,737	—	—	2,048,737
Total	$78,576,348	$—	$—	$78,576,348

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

U.S. GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended June 30, 2016, there were no transfers in or out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the period ended June 30, 2016. It is the Fund’s policy to recognize transfers in and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2012-2015, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and

21

amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2016 were $8,223,775 and $17,751,229, respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2017, subject to later reimbursement by the Fund in certain circumstances (the “Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2016, the Adviser waived investment advisory fees for the Fund of $62,407 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. During the period ended June 30, 2016, the Adviser did not recoup any expenses. At June 30, 2016, $147,984 is subject to recoupment through December 31, 2016, $163,565 through December 31, 2017, $158,568 through December 31, 2018 and an additional $62,407 through June 30, 2019, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2016, the Fund incurred distribution expenses of $101,811.

22

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, Charles Schwab & Co. Inc. , for the benefit of its customers, owned 41.22% of the Fund and as such may be deemed to control the Fund.

7. Federal Income Tax Information

At December 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$81,051,128
Gross Unrealized Appreciation	$19,130,946
Gross Unrealized Depreciation	(7,268,704)
Net Unrealized Appreciation	$11,862,242

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and investments in limited partnerships.

As of December 31, 2015 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	137,848
Tax accumulated earnings	137,848
Accumulated capital and other losses	(4,315,470)
Unrealized appreciation on investments	11,862,242
Total accumulated earnings	$7,684,620

23

As of December 31, 2015, the Fund had $4,315,470 of post-October capital losses, which are deferred until fiscal year 2016 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$348,661	$1,162,105
Long-term capital gains	5,343,104	6,375,582
Total Distributions	$5,691,765	$7,537,687

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or board members of the Adviser. During the period ended June 30, 2016, the Fund incurred $17,901 in Chief Compliance Officer fees and $17,901 in trustee fees for its independent trustees. The trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

25

PRIVACY NOTICE
FACTS	WHAT DOES STEWART CAPITAL MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Stewart Capital Mutual Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stewart Capital Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (877) 420-4440

26

Who we are
Who is providing this notice?	Stewart Capital Mutual Funds

What we do
How does Stewart Capital Mutual Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stewart Capital Mutual Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tells us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Stewart Capital Mutual Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Stewart Capital Mutual Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Stewart Capital Mutual Funds does not jointly market.

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STEWART CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

None.

Item 11. Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 25, 2016

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 25, 2016